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                                                                    EXHIBIT 99.2

                          HUMAN GENOME SCIENCES, INC.

                        NOTICE OF GUARANTEED DELIVERY OF
                 5 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2006

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the 5 1/2% Convertible Subordinated Notes Due 2006 (the "Notes") of Human Genome Sciences, Inc., a Delaware corporation (the "Company") are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by mail, or (for Eligible Institutions only) by facsimile transmission, to the Exchange Agent. See the Prospectus.

     THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE EXCHANGE AGENT AND MUST DELIVER THE LETTER OF TRANSMITTAL, THE NOTES AND ANY OTHER REQUIRED DOCUMENTS, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE AND ANY OTHER REQUIRED DOCUMENTS, TO THE EXCHANGE AGENT WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

                      The Exchange Agent for the Offer is:

                              THE BANK OF NEW YORK

                             By Overnight Courier:

                              The Bank of New York
                               101 Barclay Street
                                 Reorganization
                                  Floor 7 East
                               New York, NY 10286
                          Attention: Tolutope Adeyoju

                           By Facsimile Transmission:

                        (For Eligible Institutions Only)
                                 (212) 815-6339

                             Confirm by Telephone:

                                 (212) 815-3738

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Human Genome Sciences, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Company's Prospectus dated December   , 1999 (the "Prospectus"),
and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the principal amount of 5 1/2% Convertible Subordinated Notes Due 2006 (the "Notes") of the Company noted below, pursuant to the guaranteed delivery procedure set forth in the Prospectus.


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              PRINCIPAL AMOUNT OF NOTES                                    SIGNATURE(S)

-----------------------------------------------------  -----------------------------------------------------
           CERTIFICATE NOS. (IF AVAILABLE)                            NAME(S) (PLEASE PRINT)

If Notes will be tendered by book entry transfer:

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                                                 (ADDRESS)

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                                       AREA CODE AND TELEPHONE NUMBER

Account No. at The Depository Trust Company:
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Dated:______________________________________, ________________

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program, guarantees (a) that the above-named person(s) has a net long position in the Notes being tendered within the meaning of Rule 14e-4 promulgated under the Securities Act of 1933, as amended, (b) that such tender of Notes complies with Rule 14e-4 and (c) to deliver to the Exchange Agent at one of its addresses set forth above the Notes tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Notes tendered hereby into the Exchange Agent's account at The Depository Trust Company, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantee(s), or, in the case of a book-entry transfer, on Agent's Message, and any other required documents, all within three (3) business days after the date hereof.

Name of Firm:
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                              AUTHORIZED SIGNATURE

Name:
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                                 (PLEASE PRINT)

Address:
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City, State, Zip Code:
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Title:
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Area Code and Telephone Number:
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Dated:
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DO NOT SEND NOTES WITH THIS FORM. YOUR NOTES MUST BE SENT WITH THE LETTER OF
TRANSMITTAL.